ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund (“Fund”)

Supplement dated July 26, 2007 to ING MagnaCap Fund’s

Class A, Class B, Class C, and Class M Prospectus, Class I and Class Q Prospectus, and

Class A, Class B, Class C, Class I, Class M, Class O, and Class Q Statement of Additional Information

each dated September 30, 2006.

On July 12, 2007, the Board of Directors of ING Investment Funds, Inc. approved a proposal to reorganize the Fund into the following “Surviving Fund” (“Reorganization”):

Disappearing Fund	Surviving Fund
ING MagnaCap Fund	ING Growth and Income Fund

The proposed Reorganization is subject to approval by shareholders of the Fund.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about October 30, 2007, it is expected that the Reorganization shall close on November 10, 2007, or such other date as the parties to the Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”).  Shareholders will be notified if the Reorganization is not approved.

If the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from August 8, 2007 (the “Record Date”) through and until thirty (30) days following the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.